Exhibit 10.1

THIRD AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of April 28, 2022 (the “Third Amendment Effective Date”), by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”) including Oxford in its capacity as a Lender, eFFECTOR Therapeutics Operations, Inc. (FKA eFFECTOR Therapeutics, Inc.), a Delaware corporation with offices located at 142 North Cedros Avenue, Suite B, Solana Beach, CA 92075 (“eFFECTOR Therapeutics Operations”) and eFFECTOR Therapeutics, Inc. (FKA Locust Walk Acquisition Corp.), a Delaware corporation, with offices located at 142 North Cedros Avenue, Suite B, Solana Beach, CA 92075 (“eFFECTOR Therapeutics”, together with eFFECTOR Therapeutics Operations, individually and collectively, jointly and severally, “Borrower”).

Recitals

A.
Collateral Agent, Lenders and Borrower have entered into that certain Loan and Security Agreement dated as of March 19, 2021 (as amended by that certain Joinder and First Amendment to Loan and Security Agreement dated as of September 7, 2021, and as may be further amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”). Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.
B.
Borrower has requested that Collateral Agent and the Lenders make certain revisions to the Loan Agreement as more fully set forth herein.
C.
Collateral Agent and Lenders have agreed to modify and amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.
Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.
Amendments to Loan Agreement.
2.1
Section 6.6 (Operating Accounts). Section 6.6 hereby is amended and restated in its entirety to read as follows:

“(a) Maintain all of Borrower’s and its Subsidiaries’ Collateral Accounts, other than the Continental Account, in accounts which are subject to a Control Agreement in favor of Collateral Agent.

(b) Borrower shall provide Collateral Agent five (5) days’ prior written notice before Borrower or any of its Subsidiaries establishes any Collateral Account at or with any Person other than as described in the Perfection Certificate delivered prior to the Effective Date. In addition, for each Collateral Account that Borrower or any of its Subsidiaries at any time maintains, other than the Continental Account, Borrower or such Subsidiary shall cause the applicable bank or financial institution at or with which such Collateral Account is maintained to execute and deliver a Control Agreement or other appropriate instrument with respect to such Collateral Account to perfect Collateral Agent’s Lien in such Collateral Account in accordance with the terms hereunder prior to the establishment of such Collateral Account, which Control Agreement may not be terminated without prior written consent of Collateral Agent (but which may be terminated upon the satisfaction in full in cash of the Obligations (other than inchoate indemnity obligations) and the termination of this Agreement, at the sole cost and expense of Borrower). The provisions of this Section 6.6 shall not apply to (x) deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of Borrower’s, or any of its Subsidiaries’, employees and identified to Collateral Agent by Borrower as such in the Perfection Certificates and (y) cash collateral accounts with respect to Indebtedness permitted pursuant to clauses (h) and (j) of the definition of Permitted Indebtedness (collectively, “Excluded Accounts”).

(c) Borrower shall cause Continental to use commercially reasonable efforts to transfer any funds received by Contintenal in the Continental Account to be swept and transferred into one of Borrower’s accounts which is subject to a Control Agreement in favor of Collateral Agent within five (5) Business Days of the receipt of such funds by Continental.

(d) Neither Borrower nor any of its Subsidiaries shall maintain any Collateral Accounts except Collateral Accounts maintained in accordance with clauses (a) and (b) of this Section 6.6.”

2.2
Section 13 (Definitions). The following defined terms in Section 13.1 of the Loan Agreement hereby are amended and restated in their entirety to read as follows:

“Continental” is Continental Stock and Transfer Company.

“Continental Account” is the account disclosed to Collateral Agent prior to the date hereof.

3.
Subrogation and Similar Rights. Borrower waives (a) any suretyship defenses available to it under the Code or any other applicable law, including, without limitation, the benefit of California Civil Code Section 2815 permitting revocation as to future transactions and the benefit of California Civil Code Sections 1432, 2809, 2810, 2819, 2839, 2845, 2847, 2848, 2849, 2850, and 2899 and 3433, and (b) any right to require Collateral Agent or any Lender to: (i) proceed against any Borrower or any other person; (ii) proceed against or exhaust any security; or (iii) pursue any other remedy. Collateral Agent and or any Lender may exercise or not exercise any right or remedy it has against any Borrower or any security it holds (including the right to foreclose by judicial or non-judicial sale) without affecting any Borrower’s liability. Notwithstanding any other provision of this Amendment, the Loan Agreement, the Loan Documents or any other related documents, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating Borrower to the rights of Collateral Agent and the Lenders under this Amendment and the Loan Agreement) to seek contribution, indemnification or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by Borrower with respect to the Obligations in connection with this Amendment, the Loan Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Borrower with respect to the Obligations in connection with this Amendment, the Loan Agreement or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section shall be null and void. If any payment is made to a Borrower in contravention of this Section, such Borrower shall hold such payment in trust for Collateral Agent and the Lenders and such payment shall be promptly delivered to Collateral Agent for application to the Obligations, whether matured or unmatured.
4.
Limitation of Amendment.
4.1
The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document. This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
5.
Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:
5.1
Immediately after giving effect to this Amendment, (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
5.2
Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;
5.3
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;
5.4
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not (a) contravene any material Requirement of Law applicable thereto, (b) constitute an event of default under any material agreement by which Borrower or its properties, is bound, (c) contravene any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) conflict with the organizational documents of Borrower;
5.5
The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, does not require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect or are being obtained pursuant to Section 6.1(b) of the Loan Agreement); and
5.6
This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
6.
Compaliance Schedule. The compliance schedule attached to the Loan Agreement as Exhibt C shall be replaced with the Compliance Schedule attached hereto as Exhibit C.
7.
Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
8.
Effectiveness. This Amendment shall be deemed effective upon the due execution and delivery to Collateral Agent and Lenders of the following:
(i)
this Amendment, duly executed by each party hereto; and
(ii)
Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

[Balance of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC By: /s/ Colette H. Featherly Name: Colette H. Featherly Title: Senior Vice President

BORROWER:

eFFECTOR THERAPEUTICS, INC. (FKA LOCUST WALK ACQUISITION CORP.)

By: /s/ Michael Byrnes

Name: Michael Byrnes

Title: Chief Financial Officer

eFFECTOR THERAPEUTICS OPERATIONS, INC. (FKA eFFECTOR THERAPEUTICS, INC.)

By: /s/ Michael Byrnes

Name: Michael Byrnes

Title: Chief Financial Officer

[Signature Page to Third Amendment to Loan and Security Agreement]

Exhibit A

Compliance Certificate

TO:	OXFORD FINANCE LLC, as Collateral Agent and Lender
FROM:	eFFECTOR Therapeutics, Inc.

The undersigned authorized officer (“Officer”) of eFFECTOR Therapeutics, Inc. (“Borrower”), hereby certifies solely in his/her capacity as an officer of Borrower and not in his/her individual capacity, that in accordance with the terms and conditions of the Loan and Security Agreement by and among Borrower, Collateral Agent, and the Lenders from time to time party thereto (the “Loan Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings given them in the Loan Agreement),

(a) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below;

(b) There are no Events of Default, except as noted below;

(c) Except as noted below, all representations and warranties of Borrower stated in the Loan Documents are true and correct in all material respects on this date and for the period described in (a), above; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date.

(d) Borrower, and each of Borrower’s Subsidiaries, has timely filed all required tax returns and reports, Borrower, and each of Borrower’s Subsidiaries, has timely paid all foreign, federal, state, and local taxes, assessments, deposits and contributions owed by Borrower, or Subsidiary, except as otherwise permitted pursuant to the terms of Section 5.8 of the Loan Agreement;

(e) No Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Collateral Agent and the Lenders.

Attached are the required documents, if any, supporting our certification(s). The Officer, on behalf of Borrower, further certifies that the attached financial statements are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes and except, in the case of unaudited financial statements, for the absence of footnotes and subject to year‑end audit adjustments as to the interim financial statements.

Please indicate compliance status since the last Compliance Certificate by circling Yes, No, or N/A under “Complies” column.

	Reporting Covenant	Requirement	Actual	Complies
1)	Financial statements	Monthly within 30 days		Yes	No	N/A
2)	Annual (CPA Audited) statements	Within 180 days after FYE		Yes	No	N/A
3)	Annual Financial Projections/Budget (prepared on a monthly basis)	Annually (within 60 days of FYE), and when revised		Yes	No	N/A
4)	A/R & A/P agings	If applicable		Yes	No	N/A
5)	8‑K, 10‑K and 10‑Q Filings	If applicable, within 5 days of filing		Yes	No	N/A
6)	Compliance Certificate	Monthly within 30 days		Yes	No	N/A
7)	IP Report	When required		Yes	No	N/A
8)	Total amount of Borrower’s cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A
9)	Total amount of Borrower’s Subsidiaries’ cash and cash equivalents at the last day of the measurement period		$________	Yes	No	N/A

Deposit and Securities Accounts

(Please list all accounts; attach separate sheet if additional space needed)

	Institution Name	Account Number	New Account?		Account Control Agreement in place?
1)			Yes	No	Yes	No
2)			Yes	No	Yes	No
3)			Yes	No	Yes	No
4)			Yes	No	Yes	No

Continental Account
(Please attach separate sheet if additional space needed)
1)	Have any funds been received in the Contiental Account?	Yes	No	Amount Deposited:	$__________
2)	If yes, were the funds transferred w/in 5 days to an account covered by a Control Agreement in favor of Agent?	Yes	No	Date Deposited	__/__/____
				Date Transferred	__/__/____

Financial Covenants

None

Other Matters

1)	Have there been any changes in management since the last Compliance Certificate?	Yes	No

2)	Have there been any transfers/sales/disposals/retirement of Collateral or IP prohibited by the Loan Agreement?	Yes	No

3)	Have there been any new or pending claims or causes of action against Borrower that involve more than Two Hundred Fifty Thousand Dollars ($250,000.00)?	Yes	No

4)

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.

		Yes	No

Exceptions

Please explain any exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions.” Attach separate sheet if additional space needed.)

eFFECTOR Therapeutics, Inc.

By

Name:

Title:

Date:

LENDER USE ONLY

Received by:	Date:

Verified by:	Date:

Compliance Status: Yes No